Exhibit 10.2

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

THIRD AMENDMENT TO THE AMENDED AND RESTATED FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 3 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY

This Third Amendment to the Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 3 of the Rio Grande Natural Gas Liquefaction Facility (this “Amendment”) is made and executed as of the 18th day of May, 2023 (the “Amendment Effective Date”) by and between Rio Grande LNG, LLC, a limited liability company organized under the laws of Texas (“Owner”), and Bechtel Energy Inc. a corporation organized under the laws of Delaware (“Contractor”) each sometimes referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

Whereas, Owner and Contractor entered into that certain Amended and Restated Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 3 of the Rio Grande Natural Gas Liquefaction Facility dated September 15, 2022, as amended on December 22, 2022 and March 15, 2023 (the “Agreement”).

Whereas, Owner and Contractor wish to amend certain provisions of the Agreement on the terms set forth herein, with the understanding that subsequent Amendments and/or Change Orders will be required to address, inter alia, changes to the Provisional Sums set forth in Attachment JJ (Provisional Sums), adjustments to the Contract Price for fluctuations in the pricing of certain agreed upon commodities as set forth in Attachment KK (Commodity Price Rise and Fall), the High Value Order true-up in accordance with Attachment LL (High Value Orders True Up) which includes the impacts of Change Order No. EC00063/SCT3017 (executed April 22, 2023), and the execution of Change Orders related to Change Orders listed in Attachment A, Schedule A-3 (associated Contract Price increase (through July 15, 2023): ~$[***]).

AMENDMENT

Now, Therefore, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Capitalized terms used but not defined in this Amendment shall have the meaning set forth in the Agreement.

2.	Amendments:

a.	In the List of Attachments and Schedules, the title of Schedule C-5 shall be deleted and replaced with the following:

“Not Used”

b.	In Section 1.1 Definitions, the following definitions shall be added:

““Bonus Rate” has the meaning set forth in Section 13.3A.1.”

““Original Land” has the meaning set forth in Section 3.33.”

c.	In Section 2.2B (Contractor Representative), the name “[***]” shall be deleted and replaced with “[***]”.

d.	The following is added to the Agreement as Section 3.33:

“Off-Site Laydown Area. Within [***] ([***]) Days after NTP, Contractor shall determine if the off-Site laydown area near the Site (the “Original Land”) is available for Contractor to lease. If the land is unavailable for Contractor to lease, Contractor shall promptly notify Owner in writing (1) that it is unavailable to lease, and (2) that Contractor desires to lease other land. If the cost to lease the new land comparable in size to the Original Land is more than Contractor’s estimated cost of the Original Land (as demonstrated to Owner), then Contractor shall be entitled to a Change Order adjusting the Contract Price for such difference.”

e.	Section 5.2.D.1 shall be deleted and replaced with the following:

“1. If Owner issues NTP after the Initial NTP Deadline but on or before July 15, 2023 (the “Second NTP Deadline”), Contractor shall not be entitled to an adjustment to the Contract Price or the Guaranteed Substantial Completion Date as a result of Owner issuing NTP on any date on or before the Second NTP Deadline.”

f.	Section 5.2.F shall be deleted and replaced with the following:

“F. Contractor shall not be entitled to any increase in the Contract Price or any adjustment to the Guaranteed Substantial Completion Date as a result of Owner issuing NTP on any date on or before the Second NTP Deadline.”

g.	Section 5.3A shall be deleted and replaced with the following:

“A. Guaranteed Substantial Completion Date. Contractor shall achieve Substantial Completion no later than the Guaranteed Substantial Completion Date. The “Guaranteed Substantial Completion Date” is [***] ([***]) Days after issuance of NTP. The Guaranteed Substantial Completion Date shall only be adjusted as provided under this Agreement.”

h.

The introductory clause to Section 5.4A that states “No later than sixty (60) Days after the Amended and Restated Execution Date,” shall be deleted and replaced with “No later than sixty (60) Days after NTP,”. The remainder of Section 5.4A remains unchanged.

i.	Section 6.2A.6 shall be deleted and replaced with the following:

“6. To the extent expressly permitted under Sections 3.4C, 3.33, 5.2.D, 7.1, 7.9 and 9.1C;”

j.

The value “Two Billion Nine Hundred Twelve Million Three Hundred Thirty Four Thousand U.S. Dollars ($2,912,334,000)” referenced as the Contract Price in Section 7.1 is deleted and replaced with the value “Three Billion Forty-Two Million Three Hundred Thirty-Four Thousand U.S. Dollars ($3,042,334,000)”.

k.

The value “Twenty Eight Million Two Hundred Fifty Three Thousand Three Hundred Seventy Five U.S. Dollars ($28,253,375)” referenced as the Total Reimbursement Amount in Section 7.1A is deleted and replaced with the value “Twenty-Nine Million Nine Hundred Fifty-Three Thousand Nine Hundred Seventy-Eight U.S. Dollars ($29,953,978)”.

l.	The value “[***] U.S. Dollars ($[***])” referenced as the Aggregate Equipment Price in Section 7.1B.1 is deleted and replaced with the value “[***] U.S. Dollars ($[***])".

m.	The value “[***] U.S. Dollars ($[***])” referenced as the Aggregate Labor and Skills Price in Section 7.1B.2 is deleted and replaced with the value “[***] U.S. Dollars ($[***])”.

n.	Section 7.2A shall be deleted and replaced with the following:

A.“    Payments. Interim payments shall be made by Owner to Contractor in accordance with the Payment Schedule set forth in Attachment C (as may be amended by Change Order pursuant to Section 6.1C or 6.2C), which allocates (i) [***] U.S. Dollars ($[***]) of the Contract Price to be paid based on percent completion of the Work (“Earned Value”) using the detailed breakdown of the Work and the procedures set forth in Schedule C-1 (the “Earned Value Contract Price Breakdown”), and (ii) [***] U.S. Dollars ($[***]) of the Contract Price to be paid based on completion of Payment Milestones set forth in Schedule C-2, provided that Contractor is otherwise in material compliance with the terms of this Agreement. The mobilization Payment Milestone in Schedule C-2 shall be paid within [***] ([***]) Days after issuance of NTP. Each payment shall be subject to Owner’s right to withhold payments under this Agreement, including Sections 3.3G, 7.5, 11.5A and 13.1. Payments shall be made in U.S. Dollars to an account designated by Contractor. The Payment Schedule, including the Earned Value Contract Price Breakdown and the Payment Milestones, shall be amended only by Change Order pursuant to this Agreement.”

o.	Section 9.1F shall be deleted and replaced as follows:

“F. Unavailable Insurance. If any insurance (including the limits or deductibles thereof) hereby required to be maintained, other than insurance required by Applicable Law to be maintained, shall not be reasonably available in the commercial insurance market, Owner and Contractor shall not unreasonably withhold their agreement to waive such requirement to the extent that maintenance thereof is not so available; provided, however, that the Party shall first request any such waiver in writing from the other Party, which request shall be accompanied by written reports prepared by two (2) independent advisors, including insurance brokers, of recognized international standing certifying that such insurance is not reasonably available in the commercial insurance market (and, in any case where the required amount is not so available, explaining in detail the basis for such conclusions), such insurance advisers and the form and substance of such reports to be reasonably acceptable to the other Party; provided further that such waiver is permitted pursuant to any agreements between Owner and its Lenders; and provided further that with respect to the sum insured for the Builder’s Risk policy or the deductible for Windstorms and water damage for the Builder’s Risk policy, the agreement by the Parties to the waiver shall not be required if the Parties cannot agree on the amount that is reasonably available in the commercial insurance market, in which case the amount reasonably available in the commercial insurance market for the Builder’s Risk policy, as determined prior to NTP shall be equal to the amount that is indicated in writing by Contractor’s broker Willis Towers Watson (‘WTW”), after review and discussion with Owner, as the sum insured under Contractor’s Builder’s Risk policy or the deductible for Windstorms and water damage for the Builder’s Risk policy. If Owner does not agree with the applicable value provided by WTW, then Owner may provide Contractor with a report from an insurance broker of recognized international standing (“Owner’s Broker”) setting forth a higher sum insured or such lower deductible for Windstorms and water damage (provided such lower deductible is part of a higher sum insured) that is available in the commercial insurance market under a Builder’s Risk policy that is on substantially similar terms and conditions as Contractor’s proposed Builder’s Risk policy provided, however, Contractor is not subject to any additional risk under such substantially similar terms. If the higher sum insured or lower deductible for Windstorms and water damage available through Owner’s Broker is on such substantially similar terms and conditions as the Builder’s Risk policy proposed by Contractor through WTW, then the amount that is reasonably available in the commercial insurance market shall be the sum insured or deductible for Windstorms and water damage provided by Owner’s Broker; provided the Owner reimburses Contractor, as part of the Insurance Provisional Sum, of the additional costs of such increased limits or lower deductible. With the exception of the Builder’s Risk policy for which any such waiver is final, any such waiver shall be effective only so long as such insurance shall not be available and commercially feasible in the commercial insurance market.”

p.	Section 13.3A shall be deleted in its entirety and replaced as follows:

A.“    Early Completion Bonus for Production Prior to the Early Completion Bonus Date.

1.    If Substantial Completion occurs on or before the Guaranteed Substantial Completion Date, Owner shall pay Contractor a bonus at a rate (in U.S. Dollars per MMBtu) in accordance with the table below (“Bonus Rate”), for the LNG that is both (i) produced by Train 3 between the period of first production of LNG from Train 3 and the Guaranteed Substantial Completion Date and (ii) loaded onto an LNG Tanker for delivery to Owner’s third-party customers prior to the Guaranteed Substantial Completion Date (“Early Completion Bonus for Train 3”):

Date in which first LNG Tanker is Loaded	Bonus Rate (U.S. Dollars / MMBtu)
[***] to [***] Days prior to Guaranteed Substantial Completion Date	$[***]
[***] to [***] Days prior to Guaranteed Substantial Completion Date	$[***]
[***] to [***] Days prior to Guaranteed Substantial Completion Date	$[***]
[***] to [***] Days prior to Guaranteed Substantial Completion Date	$[***]
[***] to [***] Days prior to Guaranteed Substantial Completion Date	$[***]
More than [***] Days prior to Guaranteed Substantial Completion Date	$[***]

For example, if Contractor achieves Substantial Completion [***] ([***]) Days prior to the Guaranteed Substantial Completion Date, then the Bonus Rate earned by Contractor for the LNG that is both (i) produced by Train 3 between the period of first production of LNG from Train 3 and the Guaranteed Substantial Completion Date and (ii) loaded onto an LNG Tanker for delivery to Owner’s third-party customers prior to the Guaranteed Substantial Completion Date would be $[***] / MMBtu of LNG.”

q.	In Section 21.5B, the name and email “Attn: [***]” and “E-mail: [***]” shall be deleted and replaced with “Attn: [***]” and “E-mail: [***]”.

r.	Attachment C shall be deleted and replaced with the attached First Amended Attachment C.

s.	Attachment D, Schedule D-5 shall be deleted and replaced with the attached First Amended Attachment D, Schedule D-5.

t.	Attachment E shall be deleted and replaced with the attached First Amended Attachment E.

u.	Attachment F shall be deleted and replaced with the attached First Amended Attachment F.

v.	Attachment FF shall be deleted and replaced with the attached First Amended Attachment FF.

w.	Attachment KK, Appendix 1 shall be deleted and replaced with the attached First Amended Attachment KK, Appendix 1.

x.	Section 3.i. and 3.ii. of Attachment LL shall be deleted and replaced with the following:

“i. Category A High Value Orders. For any High Value Order listed in Category A below, if there is a Change in HVO Schedule such that the High Value Order Equipment will be delivered later than the Original HVO Schedule by greater than [***] ([***]) Months, then if Owner desires to firm up the price and schedule, Contractor shall be entitled to a Change Order adjusting the Key Dates to the extent permitted in Section 6.8 of the Agreement, but only after taking into account the impact of all Change in HVO Schedules under the Updated Combined HVO Quotes for the High Value Order Equipment for which Owner desires to firm up price and schedule.

ii.Category B High Value Orders. For any High Value Order listed in Category B below, if there is a Change in HVO Schedule such that the High Value Order Equipment will be delivered later than the Original HVO Schedule by greater than [***] ([***]) Months, then if Owner desires to firm up the price and schedule, Contractor shall be entitled to a Change Order adjusting the Key Dates to the extent permitted in Section 6.8 of the Agreement but only after taking into account the impact of all Change in HVO Schedules under the Updated Combined HVO Quotes for the High Value Order Equipment for which Owner desires to firm up price and schedule.”

y.	In Attachment O:

a.	Section 1.A.x(f) shall be deleted and replaced with the following:

“(f) Deductible: The insurance policy covering the Train 3 Liquefaction Facility and Trains 1 and 2 Liquefaction Facility shall have no deductible greater than U.S.$ [***] per occurrence; provided, however, (i) for Windstorms and water damage (including flood and storm surge), the deductible shall not be greater than [***] percent ([***]%) of values at risk for the Train 3 Liquefaction Facility and Trains 1 and 2 Liquefaction Facility, subject to a minimum deductible of U.S.$ [***] and, subject to Section 1.R below, a maximum deductible of U.S.$ [***] for Windstorms and water damage for the Train 3 Liquefaction Facility and Trains 1 and 2 Liquefaction Facility, (ii) for wet works, the deductible shall not be greater than U.S.$ [***] for the Train 3 Liquefaction Facility, (iii) for claims arising from testing and commissioning, the deductible shall not be greater than U.S.$ [***], (iv) for claims where defects exclusion LEG2/06 applies, the deductible shall not be greater than U.S.$ [***] and (v) for claims arising from tank fill the deductible shall not be greater than U.S.$ [***].”

b.	Section 1.R. shall be deleted and replaced with the following:

“R. Deductibles. Contractor shall bear the costs of all deductibles under insurances provided by Contractor under this Agreement, provided however that with respect to a loss related to Windstorms and water damage covered by the builder’s risk insurance policy (or such loss that would have been covered but for the existence of the deductible), should the maximum deductible for Windstorms and water damage obtained pursuant to Section 1.A.x(f) exceed U.S.$ [***], Owner shall bear the costs of and reimburse Contractor (on a per occurrence basis) for that portion of the deductible that exceeds U.S.$ [***] and Contractor or its Subcontractors or Sub- subcontractors shall bear the cost of all deductibles under insurances provided by Contractor’s Subcontractors or Sub-subcontractors under this Agreement.”

3.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of Texas (without giving effect to the principles thereof relating to conflicts of law).

4.

Counterparts. This Amendment may be signed in any number of counterparts and each counterpart (when combined with all other counterparts) shall represent a fully executed original as if one copy had been signed by each of the Parties. Electronic signatures shall be deemed as effective as original signatures.

5.

No Other Amendment. Except as expressly amended hereby, the terms and provisions of the Agreement remain in full force and effect and are ratified and confirmed by Owner and Contractor in all respects as of the Amendment Effective Date.

6.

Miscellaneous Provisions. The terms of this Amendment are hereby incorporated by reference into the Agreement. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. The recitals set forth in the recitals above are incorporated herein by this reference. Captions and headings throughout this Amendment are for convenience and reference only and the words contained therein shall in no way be held to define or add to the interpretation, construction, or meaning of any provision.

[Signature Page Follows]

IN WITNESS WHEREOF, Owner and Contractor have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Contractor: BECHTEL ENERGY INC.	Owner: RIO GRANDE LNG, LLC
By: /s/ Bhupesh Thakkar	By: /s/ Matt Schatzman
Printed Name: Bhupesh Thakkar	Printed Name: Matt Schatzman
Title: Senior Vice President and General Manager, LNG Business Line	Title: President and Chief Executive Officer

FIRST AMENDED ATTACHMENT C

PAYMENT SCHEDULE

[***]

FIRST AMENDED APPENDIX 1

CONTRACT PRICE BREAKDOWN

[***]

FIRST AMENDED SCHEDULE C-1

EARNED VALUE CONTRACT PRICE BREAKDOWN

[***]

FIRST AMENDED APPENDIX 1

RULES OF CREDIT

[***]

FIRST AMENDED SCHEDULE C-2

PAYMENT MILESTONES

[***]

FIRST AMENDED SCHEDULE C-3

MAXIMUM CUMULATIVE PAYMENT SCHEDULE

[***]

Table C-3A

[***]

Table C-3B

[***]

FIRST AMENDED SCHEDULE C-4

ADDITIONAL WORK OPTIONS PRICING

INTENTIONALLY BLANK

FIRST AMENDED SCHEDULE C-5

NOT USED

FIRST AMENDED SCHEDULE D-5

PRICING FOR CHANGE ORDERS AND CHANGE DIRECTIVES

[***].

Rates for Changes - Home Office Hourly Labor Rates

Line Item Number	Job Description	[***]		[***]
		S.T. Rate, (US$)	O.T. Rate, (US$)	S.T. Rate, (US$)	O.T. Rate, (US$)
Work Week (Days / Hours)
Available Work Hours per Year
Project Management
1	Project Director	[***]	[***]	[***]	[***]
2	Project Manager	[***]	[***]	[***]	[***]
3	Commercial Manager	[***]	[***]	[***]	[***]
4	Project Management Clerical	[***]	[***]	[***]	[***]
HSE
5	Safety Manager	[***]	[***]	[***]	[***]
6	Environmental Manager	[***]	[***]	[***]	[***]
7	Project Safety Personnel	[***]	[***]	[***]	[***]
8	Safety Clerical	[***]	[***]	[***]	[***]
QA/QC
9	QA/QC Management	[***]	[***]	[***]	[***]
10	Quality Assurance Engineers	[***]	[***]	[***]	[***]
11	Quality Control Engineers	[***]	[***]	[***]	[***]
12	QA/QC Clerical	[***]	[***]	[***]	[***]
Estimating
13	Estimator	[***]	[***]	[***]	[***]
14	Estimating Clerical	[***]	[***]	[***]	[***]
Project Controls
15	PC Manager	[***]	[***]	[***]	[***]
16	PC Cost	[***]	[***]	[***]	[***]
17	PC Planning & Scheduling	[***]	[***]	[***]	[***]
18	PC Quantity Surveying & Progress	[***]	[***]	[***]	[***]
19	PC Clerical	[***]	[***]	[***]	[***]
Finance & Accounting
20	Project Controller	[***]	[***]	[***]	[***]
21	Accounting Manager	[***]	[***]	[***]	[***]
22	Sr. Project Accountant	[***]	[***]	[***]	[***]
23	Project Accountant/Biller	[***]	[***]	[***]	[***]
24	Accounting Clerical	[***]	[***]	[***]	[***]
Other Support Staff
25	HR / Admin	[***]	[***]	[***]	[***]
26	IT	[***]	[***]	[***]	[***]
Procurement
27	Procurement Management	[***]	[***]	[***]	[***]
28	Logistics Specialist	[***]	[***]	[***]	[***]
29	Buyers	[***]	[***]	[***]	[***]
30	Expeditors	[***]	[***]	[***]	[***]
31	Inspectors	[***]	[***]	[***]	[***]
32	Purchasing Clerical	[***]	[***]	[***]	[***]
33	Materials Manager	[***]	[***]	[***]	[***]
34	Materials Control Lead	[***]	[***]	[***]	[***]
35	Materials Specialist	[***]	[***]	[***]	[***]
36	Preservation Coordination	[***]	[***]	[***]	[***]
37	Materials Clerical	[***]	[***]	[***]	[***]
Construction - Home Office
38	Sr. Construction Director	[***]	[***]	[***]	[***]
39	Construction Manager	[***]	[***]	[***]	[***]
40	Technical Services Manager	[***]	[***]	[***]	[***]
41	Project Field Engineer	[***]	[***]	[***]	[***]
42	Discipline Engineer	[***]	[***]	[***]	[***]
43	Discipline Superintendents	[***]	[***]	[***]	[***]
44	Construction Coordinators	[***]	[***]	[***]	[***]
45	Construction Automation	[***]	[***]	[***]	[***]
46	Workforce Planner	[***]	[***]	[***]	[***]
47	IR Manager	[***]	[***]	[***]	[***]
48	Area Manager	[***]	[***]	[***]	[***]
49	Construction Clerical	[***]	[***]	[***]	[***]
Subcontracts
50	Subcontracts	[***]	[***]	[***]	[***]
51	Subcontracts Administrator	[***]	[***]	[***]	[***]
Commissioning and Startup
52	Commissioning & Startup Manager	[***]	[***]	[***]	[***]
53	Commissioning & Startup Personnel	[***]	[***]	[***]	[***]
Project Engineering Management & Support
54	Project Engineering Manager	[***]	[***]	[***]	[***]
55	Senior Project Engineer	[***]	[***]	[***]	[***]
56	Project Engineer	[***]	[***]	[***]	[***]
57	Project Engineering Clerical	[***]	[***]	[***]	[***]
PROCESS ENGINEERING & DESIGN
58	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
59	Engineer - Senior	[***]	[***]	[***]	[***]
60	Engineer	[***]	[***]	[***]	[***]
61	Designer - Principal / Lead	[***]	[***]	[***]	[***]
62	Designer - Senior	[***]	[***]	[***]	[***]
63	Designer	[***]	[***]	[***]	[***]
SAFETY & ENVIRONMENTAL ENGINEERING & DESIGN
64	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
65	Engineer - Senior	[***]	[***]	[***]	[***]
66	Engineer	[***]	[***]	[***]	[***]
67	Designer - Principal / Lead	[***]	[***]	[***]	[***]
68	Designer - Senior	[***]	[***]	[***]	[***]
69	Designer	[***]	[***]	[***]	[***]
CIVIL/STRUCTURAL ENGINEERING & DESIGN
70	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
71	Engineer - Senior	[***]	[***]	[***]	[***]
72	Engineer	[***]	[***]	[***]	[***]
73	Designer - Principal / Lead	[***]	[***]	[***]	[***]
74	Designer - Senior	[***]	[***]	[***]	[***]
75	Designer	[***]	[***]	[***]	[***]
MECHANICAL ENGINEERING & DESIGN
76	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
77	Engineer - Senior	[***]	[***]	[***]	[***]
78	Engineer	[***]	[***]	[***]	[***]
79	Designer - Principal / Lead	[***]	[***]	[***]	[***]
80	Designer - Senior	[***]	[***]	[***]	[***]
81	Designer	[***]	[***]	[***]	[***]
PIPING ENGINEERING & DESIGN
82	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
83	Engineer - Senior	[***]	[***]	[***]	[***]
84	Engineer	[***]	[***]	[***]	[***]
85	Designer - Principal / Lead	[***]	[***]	[***]	[***]
86	Designer - Senior	[***]	[***]	[***]	[***]
87	Designer	[***]	[***]	[***]	[***]
ELECTRICAL ENGINEERING & DESIGN
88	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
89	Engineer - Senior	[***]	[***]	[***]	[***]
90	Engineer	[***]	[***]	[***]	[***]
91	Designer - Principal / Lead	[***]	[***]	[***]	[***]
92	Designer - Senior	[***]	[***]	[***]	[***]
93	Designer	[***]	[***]	[***]	[***]
I&C ENGINEERING & DESIGN
94	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
95	Engineer - Senior	[***]	[***]	[***]	[***]
96	Engineer	[***]	[***]	[***]	[***]
97	Designer - Principal / Lead	[***]	[***]	[***]	[***]
98	Designer - Senior	[***]	[***]	[***]	[***]
99	Designer	[***]	[***]	[***]	[***]
Engineering Systems (IT, Idocs etc)
100	Information Management	[***]	[***]	[***]	[***]
101	EDMS (iDocs) Support	[***]	[***]	[***]	[***]
102	CAD Support	[***]	[***]	[***]	[***]
103	Engineering IT (EIT) Support	[***]	[***]	[***]	[***]
DOCUMENT MANAGEMENT
104	Manager / Lead	[***]	[***]	[***]	[***]
105	Supervisor / Lead	[***]	[***]	[***]	[***]
106	Specialist - Principal	[***]	[***]	[***]	[***]
107	Specialist - Senior	[***]	[***]	[***]	[***]
108	Specialist	[***]	[***]	[***]	[***]
ADDS
Process Safety
109	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
110	Engineer - Senior	[***]	[***]	[***]	[***]
111	Engineer	[***]	[***]	[***]	[***]
Geotech
112	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
113	Engineer - Senior	[***]	[***]	[***]	[***]
114	Engineer	[***]	[***]	[***]	[***]
MET
115	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
116	Engineer - Senior	[***]	[***]	[***]	[***]
117	Engineer	[***]	[***]	[***]	[***]
Marine
118	Engineer - Principal / Lead	[***]	[***]	[***]	[***]
119	Engineer - Senior	[***]	[***]	[***]	[***]
120	Engineer	[***]	[***]	[***]	[***]

Rates for Changes - Office Space

Line Item Number	Job Description	[***]			[***]
		Daily	Weekly	Monthly	Daily	Weekly	Monthly
Home Office
1	Office - Large (195 sf)	[***]	[***]	[***]	[***]	[***]	[***]
2	Office - Small (150 sf)	[***]	[***]	[***]	[***]	[***]	[***]
3	Cubicle - (60 sf)	[***]	[***]	[***]	[***]	[***]	[***]
4	Conference Room - Small (800 sf)	[***]	[***]	[***]	[***]	[***]	[***]
Site
5	Prefabricated Office Unit (11.75' x 60')	[***]	[***]	[***]
6	Site Bathroom Trailer (11.75' x 56')	[***]	[***]	[***]
7

Rates for Changes - Field Indirect Staff Labor Rates

Line Item Number	Job Description	Operation Center 1
		S.T. Rate, (US$)	O.T. Rate, (US$)
Work Week (Days / Hours)
Available Work Hours per Year
Project Management
1	Proj Dir	[***]	[***]
2	Sr Proj Mgr	[***]	[***]
3	Proj Mgr	[***]	[***]
4	Sr Commercial Mgr	[***]	[***]
5	Commercial Mgr	[***]	[***]
6	Commercial Spec	[***]	[***]
7	Estimator	[***]	[***]
Safety
8	Site HSE Dir	[***]	[***]
9	HSE Mgr	[***]	[***]
10	HSE Supv	[***]	[***]
11	Safety Technician	[***]	[***]
12	Environmental Mgr	[***]	[***]
13	HSE Technician	[***]	[***]
Project Controls
14	Proj Ctrls Mgr	[***]	[***]
15	Lead Cost Spec	[***]	[***]
16	Sr Cost Spec	[***]	[***]
17	Cost Spec	[***]	[***]
18	Lead Scheduling Spec	[***]	[***]
19	Sr Scheduling Spec	[***]	[***]
20	Scheduling Spec	[***]	[***]
21	Lead Quantity Surv/Prog Spec	[***]	[***]
22	Sr Quantity Surv/Prog Spec	[***]	[***]
23	Quantity Surv/Prog Spec	[***]	[***]
Construction
24	Sr Const Director	[***]	[***]
25	Sr Const Mgr	[***]	[***]
26	Const Mgr	[***]	[***]
27	Sr Const Tech Svs Mgr	[***]	[***]
28	Const Tech Svs Mgr	[***]	[***]
29	Const Tech Svs Coord	[***]	[***]
30	Const Tech Svs Spec	[***]	[***]
31	General Supt	[***]	[***]
32	Area Supt	[***]	[***]
33	Const TES Mgr	[***]	[***]
34	Completions Mgr	[***]	[***]
Human Resources
35	Sr HR Mgr	[***]	[***]
36	HR Mgr I	[***]	[***]
37	HR Admin/Coord I	[***]	[***]
Administration
38	Const Admin Mgr (Office Manager)	[***]	[***]
39	Const Admin Supv	[***]	[***]
40	Sr Admin Asst	[***]	[***]
41	Admin Asst I	[***]	[***]
Document Management
42	Document Ctrls Mgr	[***]	[***]
43	Document Ctrls Supv	[***]	[***]
44	Sr Document Ctrls Spec	[***]	[***]
45	Document Ctrls Spec	[***]	[***]
46	Document Control	[***]	[***]
Quality Management
47	Sr Quality Mgr	[***]	[***]
48	Quality Mgr	[***]	[***]
49	Quality Supv	[***]	[***]
50	Quality Engr	[***]	[***]
51	Quality Insp	[***]	[***]
52	Quality Spec	[***]	[***]
Finance / Accounting
53	Proj Sr. Acctnt	[***]	[***]
54	Proj Acctnt	[***]	[***]
55	Payroll Clerk	[***]	[***]
56	Timekeeper	[***]	[***]
IT
57	IT/Information Management Manager	[***]	[***]
58	IT/Information Management Technician	[***]	[***]
59	Procurement & Material Management
60	Buyer	[***]	[***]
61	Sr. Expeditor	[***]	[***]
62	Expeditor	[***]	[***]
63	Purchasing Clerk	[***]	[***]
64	Matls Mgmt Supv	[***]	[***]
65	Matls Mgmt Coord	[***]	[***]
66	Matls Mgmt Spec	[***]	[***]
67	Material Control	[***]	[***]
68	Whse Supv	[***]	[***]
69	Toolroom	[***]	[***]
Subcontracts
70	Subcontracts Mgr	[***]	[***]
71	Subcontracts Coordinator	[***]	[***]
72	Subcontracts Administrator	[***]	[***]
Commissioning
73	Sr Commissioning Mgr	[***]	[***]
74	Commissioning Supt	[***]	[***]
75	Sr Commissioning Spec	[***]	[***]
76	Commissioning Spec	[***]	[***]

Rates for Changes - Field Direct Craft Labor Rates

Line Item Number	Job Description	Operation Center 1
		S.T. Rate, (US$)	O.T. Rate, (US$)
Work Week (Days / Hours)
Available Work Hours per Year
Boiler Maker
1	General Foreman	[***]	[***]
2	Foreman	[***]	[***]
3	Journeyman	[***]	[***]
4	Apprentice / Helper	[***]	[***]
Bricklayer / Mason
5	General Foreman	[***]	[***]
6	Foreman	[***]	[***]
7	Journeyman	[***]	[***]
8	Apprentice / Helper	[***]	[***]
Carpenter
9	General Foreman	[***]	[***]
10	Foreman	[***]	[***]
11	Journeyman	[***]	[***]
12	Apprentice / Helper	[***]	[***]
Electrician
13	General Foreman	[***]	[***]
14	Foreman	[***]	[***]
15	Journeyman	[***]	[***]
16	Apprentice / Helper	[***]	[***]
Instrument
17	General Foreman	[***]	[***]
18	Foreman	[***]	[***]
19	Journeyman	[***]	[***]
20	Apprentice / Helper	[***]	[***]
Iron Worker
21	General Foreman	[***]	[***]
22	Foreman	[***]	[***]
23	Journeyman	[***]	[***]
24	Apprentice / Helper	[***]	[***]
Laborer
25	General Foreman	[***]	[***]
26	Foreman	[***]	[***]
27	Journeyman	[***]	[***]
28	Apprentice / Helper	[***]	[***]
Millwrights
29	General Foreman	[***]	[***]
30	Foreman	[***]	[***]
31	Journeyman	[***]	[***]
32	Apprentice / Helper	[***]	[***]
Operators
33	General Foreman	[***]	[***]
34	Foreman	[***]	[***]
35	Journeyman	[***]	[***]
36	Apprentice / Helper	[***]	[***]
Painters
37	General Foreman	[***]	[***]
38	Foreman	[***]	[***]
39	Journeyman	[***]	[***]
40	Apprentice / Helper	[***]	[***]
Pipe Fitters
41	General Foreman	[***]	[***]
42	Foreman	[***]	[***]
43	Journeyman	[***]	[***]
44	Apprentice / Helper	[***]	[***]
Scaffold Builders
45	General Foreman	[***]	[***]
46	Foreman	[***]	[***]
47	Journeyman	[***]	[***]
48	Apprentice / Helper	[***]	[***]

FIRST AMENDED ATTACHMENT E

KEY DATES AND DELAY LIQUIDATED DAMAGES

FIRST AMENDED SCHEDULE E-1

KEY DATES

EVENT	DAYS AFTER NTP
CONTRACTOR KEY DATES – TRAIN 3
1. RFSU – Train 3	[***] Days after NTP
2. RLFC – Train 3	[***] Days after NTP
3. Guaranteed Train 3 Substantial Completion Date	[***]

“RLFC” means that LNG is ready for delivery to, and capable of being delivered to and loaded into, the LNG storage tank.

FIRST AMENDED SCHEDULE E-2

SUBSTANTIAL COMPLETION DELAY LIQUIDATED DAMAGES

Substantial Completion Delay Liquidated Damages

In accordance with Sections 13.1A and 13.1.B of the EPC Agreement, if Substantial Completion occurs after the Guaranteed Substantial Completion Date (as adjusted by Change Order), for Train 3, Contractor shall pay to Owner Substantial Completion Delay Liquidated Damages in the amounts set forth in this Attachment E for each Day, or portion thereof, of delay until Substantial Completion occurs for Train 3, subject to the limitations in Section 20.2 of the EPC Agreement, provided that if Substantial Completion occurs within [***] ([***]) Days following the Guaranteed Substantial Completion Date (as adjusted by Change Order), for Train 3 (the “Grace Period”), then Contractor shall not be required to pay any Substantial Completion Delay Liquidated Damages for Train 3. If Substantial Completion occurs after the end of the Grace Period (i.e., [***] ([***]) Days (or later) after the Guaranteed Substantial Completion Date (as adjusted by Change Order), for Train 3), then Contractor shall pay to Owner Substantial Completion Delay Liquidated Damages in the amounts set forth in this Attachment E for each Day of delay during the Grace Period and thereafter. Contractor shall pay to Owner Substantial Completion Delay Liquidated Damages in accordance with Sections 13.1 and 13.2 of the EPC Agreement and this Attachment E.

SUBSTANTIAL COMPLETION DELAY OF TRAIN 3	Per Day Delay Liquidated Damages Amount
[***] to [***] Days after the Guaranteed Substantial Completion Date	$[***]
[***] to [***] Days after the Guaranteed Substantial Completion Date	$[***]
[***] to [***] Days after the Guaranteed Substantial Completion Date	$[***]
[***] to [***] Days after the Guaranteed Substantial Completion Date	$[***]
[***] to [***] Days after the Guaranteed Substantial Completion Date	$[***]
More than [***] Days after the Guaranteed Substantial Completion Date	$[***]

[***].

FIRST AMENDED ATTACHMENT F

KEY PERSONNEL AND CONTRACTOR’S ORGANIZATION

The persons named in the table below, in accordance with Section 2.2A of the Agreement, are designated by Contractor and approved by Owner as Key Personnel. Key Personnel shall be assigned full time to the Work for the entire duration of the Project unless otherwise specified in this Attachment F. Without limiting the requirements of the Agreement, before any Key Personnel are assigned to the Project, the full names and 1-2 page résumés of nominated Key Personnel shall be provided to and approved by Owner.

[***].

Replacements of any Key Personnel during the Project shall be in accordance with Section 2.2A of the EPC Agreement.

NAME	POSITION	MOBILIZATION DATE (no later than referenced milestone)	DEMOBILIZATION DATE (no earlier than referenced milestone)
[***]	[***]	[***]	Train 3 Substantial Completion
[***]	[***]	[***]	Train 3 Substantial Completion
[***]	[***]	[***]	Train 3 Substantial Completion
[***]	[***]	[***]	Train 3 Substantial Completion
[***]	[***]	[***]	Train 3 Substantial Completion
[***]	[***]	[***]	Final Completion
[***]	[***]	[***]	Final Completion
[***]	[***]	[***]	Train 3 Substantial Completion
[***]	[***]	[***]	Train 3 Engineering substantially complete
[***]	[***]	[***]	Final Completion

CONTRACTOR’S ORGANIZATION

The diagram below illustrates the organizational structure to be implemented for the Work by Contractor, which includes significant roles to be filled by any Subcontractor personnel.

[***]

FIRST AMENDED ATTACHMENT FF

RELIEF FOR CHANGES IN U.S. TARIFFS AND DUTIES

[***]

FIRST AMENDED ATTACHMENT KK

COMMODITY PRICE RISE AND FALL

[***]

FIRST AMENDED APPENDIX 1

COMMODITY PRICE RISE AND FALL PAYMENT CALCULATIONS

[***]